Filed pursuant to Rule 497(a)

Registration No. 333-189817

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Apollo Investment Corporation New Issue Announcement

Issuer: Apollo Investment Corporation

Security Description: Unsecured

Format: SEC Registered

Expected Ratings*: BBB (Negative) / BBB (Stable) (S&P / Fitch)

Size: $350,000,000

Maturity: March 3, 2025

Structure: 100% COC (See Red)

Price Guidance: TBD

Active Bookrunners: BARC / CITI

Passive Bookrunners: JPM / STRH / BMO / CS / DB / UBS

Minimum Denominations: $2,000 × $1,000

Use of Proceeds: Repay outstanding indebtedness and general corporate purposes

Optional Redemption: Make-whole T+[—] basis points

Settlement: T+5

Timing: ASAP

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Apollo Investment Corporation before investing. The preliminary prospectus supplement dated February 24, 2015, together with an accompanying prospectus dated September 12, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about Apollo Investment Corporation and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Apollo Investment Corporation and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or via phone at 888-603-5847, or by email at Barclaysprospectus@broadridge.com; and Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via phone at 1-800-831-9146, or by email at prospectus@citi.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.